                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
           pursuant to Section 5.07(b) of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  November 25, 2003

(i)    Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                   $0.00
                   --------------
                 (   $ -       , per $1,000 original principal amount of the Notes)
                   --------------

(ii)   Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                   $27,914,049.46
                   --------------
                 (  $ 0.0000447  , per $1,000 original principal amount of the Notes)
                   --------------

(iii)  Amount of principal being paid or distributed in respect of the Class M Notes:
                   $0.00
                   --------------
                 (   $ -         , per $1,000 original principal amount of the Notes)
                   --------------

(iv)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                   $0.00
                   --------------
                 (   $ -         , per $1,000 original principal amount of the Notes)
                   --------------

(v)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                   $1,866,731.00
                   --------------
                 (  $ 0.0000030  , per $1,000 original principal amount of the Notes)
                   --------------

(vi)   (a)  Amount of interest being paid or distributed in respect of the Class M Notes:
                   $125,733.33
                   --------------
                 (  $ 0.0000042  , per $1,000 original principal amount of the Notes)
                   --------------

       (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                   $14,566.67
                   --------------
                 (  $ 0.0000005  , per $1,000 original principal amount of the Notes)
                   --------------

(vii)  Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):

       (1)  Distributed to Class A-1 Noteholders:
                   $0.00
                   --------------
                 (   $ -         , per $1,000 original principal amount of the Notes)
                   --------------

       (2)  Distributed to Class A-2 Noteholders:
                   $0.00
                   --------------
                 (   $ -         , per $1,000 original principal amount of the Notes)
                   --------------

       (3)  (a)    Distributed to Class M Noteholders:
                   $0.00
                   --------------
                 (   $ -         , per $1,000 original principal amount of the Notes)
                   --------------

            (b)    Distributed to Class M Strip:
                   $0.00
                   --------------
                     $ -         , per $1,000 original principal amount of the Notes)
                   --------------

       (4)  Balance on Class A-1 Notes:
                   $0.00
                   --------------
                 (   $ -         , per $1,000 original principal amount of the Notes)
                   --------------

       (5)  Balance on Class A-2 Notes:
                   $0.00
                   --------------
                 (   $ -         , per $1,000 original principal amount of the Notes)
                   --------------


                                Page 7 of 8 pages

       (6)  (a)    Balance on Class M Notes:
                   $0.00
                   --------------
                 (   $ -         , per $1,000 original principal amount of the Notes)
                   --------------

            (b)    Balance on Class M Strip:
                   $0.00
                   --------------
                 (   $ -         , per $1,000 original principal amount of the Notes)
                   --------------

(viii) Payments made under the Cap Agreement on such date:       November 24, 2003
                                                          ------------------------

                 ( $0.00         with respect to the Class A-1 Notes,
                   --------------
                 ( $0.00         with respect to the Class A-2 Notes,
                   --------------
                 ( $0.00         with respect to the Class M Notes,
                   --------------

(ix)   Pool Balance at end of related Collection Period:         $535,329,511.94
                                                        ------------------------
(x)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Outstanding principal amount of Class A-1 Notes:                                                        $0.00
                                                                                                               ---------------
            (2)  Class A-1 Note Pool Factor:                                                           --
                                                                                          ---------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:                                              $440,329,511.94
                                                                                                               ---------------
            (2)  Class A-2 Note Pool Factor:                                                   0.70452722
                                                                                          ---------------
       (c)  (1)  Outstanding principal amount of Class M Notes:                                                 $30,000,000.00
                                                                                                               ---------------
            (2)  Class M Note Pool Factor:                                                     1.00000000
                                                                                          ---------------
       (d)  (1)  Outstanding principal amount of Certificates:                                                  $65,000,000.00
                                                                                                               ---------------
            (2)  Certificate Pool Factor:                                                      1.00000000
                                                                                          ---------------

(xi)   Note Interest Rate for the Notes:
       (a)  In general
            (1)  Three-Month Libor was
                 1.1300000%      for the current period
                 ----------------
            (2)  The Student Loan Rate was:    Not Applicable (1)
                                               ------------------
       (b)  Note Interest Rate for the Class A-1 Notes:      1.4100000% (Based on 3-Month LIBOR)
                                                             ----------
       (c)  Note Interest Rate for the Class A-2 Notes:      1.5600000% (Based on 3-Month LIBOR)
                                                             ----------
       (d)  Note Interest Rate for the Class M Notes:        1.8300000% (Based on 3-Month LIBOR)
                                                             ----------

(xii)  (a)  Amount of Master Servicing Fee for  related Collection Period:                    $655,272.66
                                                                                          ---------------
                  $ 0.000002340  , per $1,000 original principal amount of the Class A-1 Notes.
                 ----------------
                  $ 0.000001048  , per $1,000 original principal amount of the Class A-2 Notes.
                 ----------------
                  $ 0.000021842  , per $1,000 original principal amount of the Class M Notes.
                 ----------------

(xiii)      Amount of Administration Fee for related Collection Period:                         $3,000.00
                                                                                          ---------------
                  $ 0.000000011  , per $1,000 original principal amount of the Class A-1 Notes.
                 ----------------
                  $ 0.000000005  , per $1,000 original principal amount of the Class A-2 Notes.
                 ----------------
                  $ 0.000000100  , per $1,000 original principal amount of the Class M Notes.
                 ----------------

(xiv)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:   $347,406.64
                                                                                          ---------------


       (b)  Delinquent Contracts                                             # Disb.       %         $ Amount           %
                                                                             ------      ----       ------------      ----
            30-60 Days Delinquent                                             1,125      2.27%      $ 11,634,728      2.58%
            61-90 Days Delinquent                                               569      1.15%      $  5,904,233      1.31%
            91-120 Days Delinquent                                              330      0.67%      $  3,425,900      0.76%
            More than 120 Days Delinquent                                       592      1.19%      $  6,970,555      1.54%
            Claims Filed Awaiting Payment                                       254      0.51%      $  2,534,966      0.56%
                                                                             ------      ----       ------------      ----
               TOTAL                                                          2,870      5.79%      $ 30,470,382      6.74%


(xv)   Amount in the Prefunding Account:    $0.00
                                        -------------
(xvi)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used
         to acquire Subsequent Pool Student Loans:     0.00

       (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.


                                Page 8 of 8 pages